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                                                             Exhibit 99.906 CERT

N-CSR EXHIBIT FOR ITEM 11(b): SECTION 906 CERTIFICATIONS


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Julius Baer Global Equity Fund Inc. (formerly The European Warrant Fund, Inc.) (the "Fund") on Form N-CSR for the period ending October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  12/16/04        /s/ Tony Williams
      ------------    -------------------------------------------------------------------------
                       Tony Williams            President (Principal Executive Officer)


This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Julius Baer Global Equity Fund Inc. (formerly The European Warrant Fund, Inc.) (the "Fund") on Form N-CSR for the period ending October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  12/16/04        /s/ Craig Giunta
      ------------    -------------------------------------------------------------------------
                       Craig Giunta       Treasurer, Secretary  (Principal Financial Officer)


This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.